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                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  March 27, 2003

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)   $            0.00
                                     --------------------
                                (2) ( $               -   , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $   27,856,539.55
                                     --------------------
                                (2) ( $       0.0000488   , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)   $           0.00          1.5400000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $              -    , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $   1,772,781.34          1.7300000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $      0.0000031    , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.7906300%
                                                                                                 ----------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    ------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):

       (a)  Distributed:   (1)   $           0.00
                                --------------------
                           (2) ( $              -    , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $              -
                                --------------------
                           (2) ( $              -    , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $416,635,098.74
                                                                   ----------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:            $0.00
                                                                        ---------------
            (2)  Class A-1 Note Pool Factor:               -
                                                    ---------------

       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $382,035,098.74
                                                                        ---------------
            (2)  Class A-2 Note Pool Factor:           0.66976700
                                                    ---------------

(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:          $451,711.19
                                                                                -------------
            (2)   $ 0.5439682      , per $1,000 original principal amount of the Notes.
                 --------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:    $          0.00
                                --------------------
                                 $             -      , per-$1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:        $          0.00
                                --------------------
                                 $             -      , per-$1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ----------
                       $ 0.0036127  , per $1,000 original principal amount of the Notes
                      -------------


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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $1,248.00
                                                                                                 ---------
       (b)  Delinquent Contracts                       # Disb.       %              $ Amount              %
                                                       -------       -              --------              -
            30-60 Days Delinquent                      1,042       3.02%           $12,587,340          3.50%
            61-90 Days Delinquent                        477       1.38%           $ 6,263,885          1.74%
            91-120 Days Delinquent                       276       0.80%           $ 3,439,970          0.96%
            More than 120 Days Delinquent                530       1.54%           $ 7,574,765          2.10%
            Claims Filed Awaiting Payment                201       0.58%           $ 1,543,973          0.43%
                                                      -------     -------         -------------        -------
               TOTAL                                   2,526       7.33%           $31,409,933          8.73%

(viii) Amount in the Reserve Account:          $1,333,474.91
                                               -------------

(ix)   Amount in the Prefunding Account:           $0.00
                                               -------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:       $0.00
                                                                        ----------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        ----------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date           8.10%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.


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